                            OMNIBUS PLEDGE AGREEMENT

TO: THE TORONTO-DOMINION BANK in its capacity as administrative agent for and on behalf of and for the benefit of the Secured Parties
         (as defined below)
         Corporate and Investment Banking
         66 Wellington Street West, 38th Floor
         Toronto-Dominion Bank Tower
         Toronto, Ontario
         M5K 1A2

         (the "PLEDGEE")

DATED for reference 14 August 2001.

         Each Pledgor refers to its Trust Deed dated for reference 9 August 2001 (together with any additional security relating thereto, each referred to herein as a "TRUST DEED" and collectively as the "TRUST DEEDS") executed by such Pledgor in favour of The Canada Trust Company, as Trustee (the "TRUSTEE").

         Each  Pledgor  also  refers  to  the  following   debentures  (each,  a
"DEBENTURE", collectively, the "DEBENTURES") which each has issued under, and which are secured by its Trust Deed:

         (a) a 25% Debenture designated as Series A No. 1 of such Pledgor in the principal amount of ONE BILLION DOLLARS ($1,000,000,000) in lawful currency of Canada dated as of 14 August 2001, payable on demand and in fully registered form in the name of the Pledgee;

         (b) a 25% Debenture designated as Series A No. 2 of such Pledgor in the principal amount of ONE BILLION DOLLARS ($1,000,000,000) in lawful currency of Canada dated as of 14 August 2001, payable on demand and in fully registered form in the name of the Pledgee; and

         (c) a 25% Debenture designated as Series B No. 1 of such Pledgor in the principal amount of FIVE HUNDRED MILLION DOLLARS
                  ($500,000,000) in lawful currency of Canada dated as of 14 August 2001, payable on demand and in fully registered form in the name of the Pledgee.

Any reference to the "Debentures" herein shall be interpreted as referring to "the Debentures or any of them".

         Each of the Pledgors jointly and severally agrees with the Pledgee as follows:

1. In this Pledge Agreement, unless something in the subject matter or context is inconsistent therewith:

         (a) "SYNDICATED CREDIT AGREEMENT" means the credit agreement dated for reference 14 August 2001 between the Pledgors and others as Restricted Parties (as defined therein, each a "RESTRICTED PARTY"), the Lenders (as defined therein) from time to time party thereto and the Pledgee, as amended, supplemented, restated or replaced from time to time. Any reference to the "Restricted Parties" herein shall be interpreted as referring to "the Restricted Parties or any of them";

         (b) "EVENT OF DEFAULT" means (i) the occurrence of an "event of default" or a "termination event" as defined in any of the Secured Agreements or (ii) the occurrence of any event by which the Obligations Secured (or any of them) have become due and payable by reason of (1) any default under any of the Secured Agreements or (2) any demand for payment validly made by any creditor pursuant to any Secured Agreement which is not met in accordance with the terms of the demand or within any applicable grace period;

         (c) "PLEDGORS" means any one or more of Norske Skog Canada Finance Limited, Norske Skog Canada Limited, Norske Skog Canada Pulp Operations Limited, Norske Skog Canada Pulp Sales Inc., Norske Skog Canada Sales Inc., Norske Skog Paper Company, Norske Skog Canada (Japan) Ltd., Norske Skog Pulp Sales (Japan) Ltd., Elk Falls Pulp and Paper Limited, and NSCL Holdings Inc., jointly and severally, and "PLEDGOR" means any one of them, and any reference to the "Pledgors" herein shall be interpreted as referring to "the Pledgors or any of them";

         (d) "OBLIGATIONS SECURED" means, collectively, the obligations secured by this Pledge Agreement as described in paragraphs 2 and 3 below.

         (e)      "SECURED AGREEMENTS" means:

                  (i)      the Syndicated Credit Agreement; and

                  (ii) the agreements under which the Restricted Parties, or any of them, from time to time owe Other Secured Obligations (as defined in the Syndicated Credit Agreement) including all amendments, supplements, restatements and replacements thereto or thereof from time to time.

                  Any reference to the "Secured Agreements" herein shall include any one or more of them.

         (f)      "SECURED PARTIES" means:

                  (i) all persons from time to time being "Lenders" or the "Agent" as those terms are understood under the Syndicated Credit Agreement; and

                  (ii) the Lenders under the Syndicated Credit Agreement to whom the Restricted Parties, or any of them, from time to time owe Other Secured Obligations.

                  Any reference to the "Secured Parties" herein shall be interpreted as referring to "the Secured Parties or any of them".

         Capitalized terms that are used but not defined in this Pledge Agreement have the meanings defined in the Syndicated Credit Agreement.

2. Each Pledgor hereby assigns, pledges and hypothecates to the Pledgee, and grants to the Pledgee for and on behalf of and for the benefit of the Secured Parties a security interest in, its Debentures designated as Series A No. 1 and Series B No. 1 as general and continuing collateral security for the payment and performance by such Pledgor of all obligations of the Pledgor to the Lenders (as defined in the Syndicated Credit Agreement) under or in connection with the Syndicated Credit Agreement, including but not limited to all debts, liabilities and obligations in any currency, present or future, direct or indirect, absolute or contingent, choate or inchoate, matured or not, at any time owing by the Pledgor to the Lenders or remaining unpaid by the Pledgor to the Lenders under or in connection with the Syndicated Credit Agreement, whether arising from dealings between the Lenders and the Pledgor or from any other dealings or proceedings by which the Lenders may be or become in any manner whatever a creditor of the Pledgor under or in connection with the Syndicated Credit Agreement, and wherever incurred, and whether incurred by the Pledgor alone or with another or others under or in connection with the Syndicated Credit Agreement, and whether as principal or surety (including but not limited to debts, liabilities and obligations under or in connection with guarantee(s) delivered by the Pledgor under or in connection with the Syndicated Credit Agreement), and all interest, commissions, reasonable legal and other costs (including reasonable legal fees as between a solicitor and its own client), charges and expenses relating thereto or under or in connection with the Syndicated Credit Agreement or this Pledge Agreement. In this paragraph, "the Lenders" shall be interpreted as "the Lenders, or any of them." Notwithstanding the foregoing description of the obligations secured by the pledge of each Series A No. 1 Debenture and each Series B No. 1 Debenture, if the Acquisition is completed, (i) the pledge of each Series A No. 1 Debenture shall only secure those obligations to the extent that they do not exceed the "Threshold Amount" as defined in and calculated in accordance with the Syndicated Credit Agreement and (ii) the pledge of each Series B No. 1 Debenture shall only secure those obligations to the extent that they do exceed the Threshold Amount.

3. Each Pledgor hereby assigns, pledges and hypothecates to the Pledgee, and grants to the Pledgee for and on behalf of and for the benefit of the Secured Parties a security interest in, its Debenture designated as Series A No. 2 as general and continuing collateral security for the payment and performance by such Pledgor of all "Other Secured Obligations" of the Pledgor as defined in the Syndicated Credit Agreement. (For greater certainty, the pledge of each Series A No. 2 Debenture shall continue to secure the Other Secured Obligations notwithstanding the termination of the Syndicated Credit Agreement for any reason.)

4. Notwithstanding that the Debentures are held by the Pledgee as pledgee, the Pledgors acknowledge that, subject to the provisions of this Pledge Agreement, the Pledgee shall have and be entitled to exercise all the rights, remedies, powers, privileges, security and recourses of a holder of the Debentures under the Trust Deeds in the same manner and to the same extent as though it were the absolute owner of the Debentures, and that the Trustee under the Trust Deeds shall act on the instructions and directions of the Pledgee as the holder of the Debentures on the basis set forth in the Trust Deeds.

5. Notwithstanding that the Debentures are expressed to be payable on demand, the Pledgee shall be entitled to demand payment of the Debentures and the Debentures and the Obligations Secured shall immediately become payable and the security constituted by the Trust Deeds shall immediately become enforceable only if an Event of Default occurs, is continuing and has not been waived and as a result payment or performance of part or all of the Obligations Secured is required or demanded.

6. The Pledgors shall pay to the Pledgee upon demand the amount of all reasonable expenses incurred by the Pledgee or the Trustee in recovering any Obligations Secured or in enforcing this Pledge Agreement or the Trust Deeds (including reasonable legal expenses on a solicitor and his own client basis and other expenses) with interest thereon from the date of the incurring of such expenses at the rate of 3.0% per annum above the prime rate of The Toronto-Dominion Bank from time to time in effect. For the purposes of this Pledge Agreement, "PRIME RATE" means the interest rate per annum publicly announced from time to time by The Toronto-Dominion Bank as being its reference rate then in effect for determining interest rates on commercial loans in Canadian dollars made by it in Canada.

7. Notwithstanding the terms of the Debentures relating to interest, interest shall not be calculated or payable at a rate greater than that provided for in connection with the Obligations Secured in the Secured Agreements.

8. If the Debentures and the Obligations Secured become payable and the security constituted by the Trust Deeds becomes enforceable in accordance with paragraph 5 above, the Pledgee, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived by the Pledgors), (and without limiting the Pledgee's right referred to in paragraph 4 above) may retain or, subject to paragraph 10 hereof, sell by public or private sale or otherwise deal with the Debentures in such manner as the Pledgee thinks fit and the Pledgee may hold the proceeds in lieu of the Debentures if realized and appropriate the proceeds on account of all or any of the Obligations Secured as the Pledgee thinks fit.

9. The security constituted by this Pledge Agreement shall not be considered as satisfied or discharged by any intermediate payment of the whole or part of the Obligations Secured but shall constitute and be a continuing security for a current or running account and shall be in addition to and not in substitution for any other security now or hereafter held to secure the Obligations Secured. The remedies of the Pledgee under this Pledge Agreement may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Pledgee however created. The Pledgee may grant extensions of time or other indulgences, take and give up securities, accept compositions from and grant releases and discharges to the Pledgors and otherwise deal with the Pledgors and with the other parties, guarantors, sureties or securities held by the Trustee or the Pledgee as security for the Obligations Secured, all as the Trustee or the Pledgee may see fit without prejudices to the rights of the Pledgee hereunder.

10. The Pledgee acknowledges that the Debentures have been executed and delivered subject to this Pledge Agreement and as collateral security for the Obligations Secured and, accordingly, agrees that, in any realization proceeding in respect of the Debentures or the Trust Deeds, the Pledgee shall not claim and the Pledgors shall not be liable to pay the Pledgee or any subsequent holder of the Debentures any greater amount than the Obligations Secured and the Pledgee shall only be entitled to sell, assign, transfer or otherwise deal with the Debentures subject to and together with this Pledge Agreement and upon any assignee or transferee acknowledging and agreeing in writing that it shall be bound by the provisions of this Pledge Agreement as Pledgee.

11. This Pledge Agreement shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in such Province and shall be treated in all respects as a British Columbia contract. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of British Columbia and all courts competent to hear appeals therefrom.

12. This Pledge Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and, with respect to the Pledgee, its assigns. The Pledgee may only assign its interest in this Pledge Agreement in accordance with its right to assign its interest in the Syndicated Credit Agreement and upon the assignee agreeing in writing that it shall be bound by the provisions of this Pledge Agreement as Pledgee. None of the Pledgors may assign any benefit or obligation under this Pledge Agreement.

13. This Pledge Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this paragraph, the delivery of a facsimile copy of an executed counterpart of this Pledge Agreement shall be deemed to be valid execution and delivery of this Pledge Agreement, but each Pledgor delivering a facsimile copy shall deliver the original executed counterpart of this Pledge Agreement as soon as possible after delivering the facsimile copy.

14. This Pledge Agreement may be referred to as being dated 14 August 2001 or as of 14 August 2001, notwithstanding the actual date of execution.

         IN WITNESS WHEREOF the corporate seal of each of the Pledgors (other than Norske Skog Canada (Japan) Ltd. and Norske Skog Pulp Sales (Japan) Ltd.) has been affixed in the presence of, and this Pledge Agreement has been executed by, its duly authorized officer(s) or director(s), executing in such capacity and not in their personal capacity, as of the date first set forth above.

NORSKE SKOG CANADA FINANCE LIMITED

                                                     c/s

By: /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    Secretary

    NORSKE SKOG CANADA LIMITED

                                                     c/s


By: /s/ P. Staiger
    ---------------------------------
    PETER STAIGER,
    Treasurer Controller

By: /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    Vice-President, Finance

NORSKE SKOG CANADA PULP OPERATIONS LIMITED

                                                     c/s

By: /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    Vice-President, Finance

NORSKE SKOG CANADA PULP SALES INC.

                                                     c/s

By: /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    Vice-President, Finance

NORSKE SKOG CANADA SALES INC.

                                                     c/s

By:  /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    Vice-President, Finance

NORSKE SKOG PAPER COMPANY

                                                     c/s

By:  /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    Vice-President, Finance

NORSKE SKOG CANADA (JAPAN) LTD.



By: /s/ J. Armitage
    ---------------------------------
    JAMES E. ARMITAGE,
    Director

NORSKE SKOG PULP SALES (JAPAN) LTD.



By: /s/ P. Simkin
    ---------------------------------
    PAUL D. SIMKIN,
    Director

ELK FALLS PULP AND PAPER LIMITED

                                                     c/s

By: /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    President

NSCL HOLDINGS INC.

                                                     c/s

By: /s/ R. Leverton
    ---------------------------------
    RALPH LEVERTON,
    Vice-President, Finance



Acknowledged and agreed to as of the date first set forth above.

THE TORONTO-DOMINION BANK,
as Agent



By: /s/ F. Scott
    ---------------------------------
    Name: Frazer Scott
    Title: Vice President

By:
    ---------------------------------
    Name:
    Title:

                            OMNIBUS PLEDGE AGREEMENT

TO: THE TORONTO-DOMINION BANK in its capacity as administrative agent for and on behalf of and for the benefit of the Secured Parties
         (as defined below)
         Corporate and Investment Banking
         66 Wellington Street West, 38th Floor
         Toronto-Dominion Bank Tower
         Toronto, Ontario
         M5K 1A2

         (the "PLEDGEE")

DATED for reference 1 September 2001.

         Each Pledgor refers to its Trust Deed dated for reference 1 September 2001 (together with any additional security relating thereto, each referred to herein as a "TRUST DEED" and collectively as the "TRUST DEEDS") executed by such Pledgor in favour of The Canada Trust Company, as Trustee (the "TRUSTEE").

         Each  Pledgor  also  refers  to  the  following   debentures  (each,  a
"DEBENTURE", collectively, the "DEBENTURES") which each has issued under, and which are secured by its Trust Deed:

         (a) a 25% Debenture designated as Series A No. 1 of such Pledgor in the principal amount of ONE BILLION DOLLARS ($1,000,000,000) in lawful currency of Canada dated as of 1 September 2001, payable on demand and in fully registered form in the name of the Pledgee;

         (b) a 25% Debenture designated as Series A No. 2 of such Pledgor in the principal amount of ONE BILLION DOLLARS ($1,000,000,000) in lawful currency of Canada dated as of 1 September 2001, payable on demand and in fully registered form in the name of the Pledgee; and

         (c) a 25% Debenture designated as Series B No. 1 of such Pledgor in the principal amount of FIVE HUNDRED MILLION DOLLARS
                  ($500,000,000) in lawful currency of Canada dated as of 1 September 2001, payable on demand and in fully registered form in the name of the Pledgee.

Any reference to the "Debentures" herein shall be interpreted as referring to "the Debentures or any of them".

         Each of the Pledgors jointly and severally agrees with the Pledgee as follows:

1. In this Pledge Agreement, unless something in the subject matter or context is inconsistent therewith:

         (a) "SYNDICATED CREDIT AGREEMENT" means the credit agreement dated for reference 14 August 2001 between Norske Skog Canada Finance Limited and others as Restricted Parties (as defined therein, each a "RESTRICTED PARTY"), the Lenders (as defined therein) from time to time party thereto and the Pledgee, as amended, supplemented, restated or replaced from time to time, including as supplemented by the Supplement to Credit Agreement dated 1 September 2001 between the Pledgee and the Pledgors whereby the Pledgors became Restricted Parties. Any reference to the "Restricted Parties" herein shall be interpreted as referring to "the Restricted Parties or any of them";

         (b) "EVENT OF DEFAULT" means (i) the occurrence of an "event of default" or a "termination event" as defined in any of the Secured Agreements or (ii) the occurrence of any event by which the Obligations Secured (or any of them) have become due and payable by reason of (1) any default under any of the Secured Agreements or (2) any demand for payment validly made by any creditor pursuant to any Secured Agreement which is not met in accordance with the terms of the demand or within any applicable grace period;

         (c)      "PLEDGORS"  means  any one or more of  Pacifica  Papers  Sales
                  Ltd., Pacifica Papers Sales Inc., Pacifica Papers K.K., Pacifica Papers U.S. Inc., Pacifica Poplars Ltd., Pacifica Poplars Inc., and Pacifica Papers Co. Limited Partnership, jointly and severally, and "PLEDGOR" means any one of them, and any reference to the "Pledgors" herein shall be interpreted as referring to "the Pledgors or any of them";

         (d) "OBLIGATIONS SECURED" means, collectively, the obligations secured by this Pledge Agreement as described in paragraphs 2 and 3 below.

         (e)      "SECURED AGREEMENTS" means:

                  (i)      the Syndicated Credit Agreement; and

                  (ii) the agreements under which the Restricted Parties, or any of them, from time to time owe Other Secured Obligations (as defined in the Syndicated Credit Agreement) including all amendments, supplements, restatements and replacements thereto or thereof from time to time.

                  Any reference to the "Secured Agreements" herein shall include any one or more of them.

         (f)      "SECURED PARTIES" means:

                  (i) all persons from time to time being "Lenders" or the "Agent" as those terms are understood under the Syndicated Credit Agreement; and

                  (ii) the Lenders under the Syndicated Credit Agreement to whom the Restricted Parties, or any of them, from time to time owe Other Secured Obligations.

                  Any reference to the "Secured Parties" herein shall be interpreted as referring to "the Secured Parties or any of them".

         Capitalized terms that are used but not defined in this Pledge Agreement have the meanings defined in the Syndicated Credit Agreement.

2. Each Pledgor hereby assigns, pledges and hypothecates to the Pledgee, and grants to the Pledgee for and on behalf of and for the benefit of the Secured Parties a security interest in, its Debentures designated as Series A No. 1 and Series B No. 1 as general and continuing collateral security for the payment and performance by such Pledgor of all obligations of the Pledgor to the Lenders (as defined in the Syndicated Credit Agreement) under or in connection with the Syndicated Credit Agreement, including but not limited to all debts, liabilities and obligations in any currency, present or future, direct or indirect, absolute or contingent, choate or inchoate, matured or not, at any time owing by the Pledgor to the Lenders or remaining unpaid by the Pledgor to the Lenders under or in connection with the Syndicated Credit Agreement, whether arising from dealings between the Lenders and the Pledgor or from any other dealings or proceedings by which the Lenders may be or become in any manner whatever a creditor of the Pledgor under or in connection with the Syndicated Credit Agreement, and wherever incurred, and whether incurred by the Pledgor alone or with another or others under or in connection with the Syndicated Credit Agreement, and whether as principal or surety (including but not limited to debts, liabilities and obligations under or in connection with guarantee(s) delivered by the Pledgor under or in connection with the Syndicated Credit Agreement), and all interest, commissions, reasonable legal and other costs (including reasonable legal fees as between a solicitor and its own client), charges and expenses relating thereto or under or in connection with the Syndicated Credit Agreement or this Pledge Agreement. In this paragraph, "the Lenders" shall be interpreted as "the Lenders, or any of them." Notwithstanding the foregoing description of the obligations secured by the pledge of each Series A No. 1 Debenture and each Series B No. 1 Debenture, if the Acquisition is completed, (i) the pledge of each Series A No. 1 Debenture shall only secure those obligations to the extent that they do not exceed the "Threshold Amount" as defined in and calculated in accordance with the Syndicated Credit Agreement and (ii) the pledge of each Series B No. 1 Debenture shall only secure those obligations to the extent that they do exceed the Threshold Amount.

3. Each Pledgor hereby assigns, pledges and hypothecates to the Pledgee, and grants to the Pledgee for and on behalf of and for the benefit of the Secured Parties a security interest in, its Debenture designated as Series A No. 2 as general and continuing collateral security for the payment and performance by such Pledgor of all "Other Secured Obligations" of the Pledgor as defined in the Syndicated Credit Agreement. (For greater certainty, the pledge of each Series A No. 2 Debenture shall continue to secure the Other Secured Obligations notwithstanding the termination of the Syndicated Credit Agreement for any reason.)

4. Notwithstanding that the Debentures are held by the Pledgee as pledgee, the Pledgors acknowledge that, subject to the provisions of this Pledge Agreement, the Pledgee shall have and be entitled to exercise all the rights, remedies, powers, privileges, security and recourses of a holder of the Debentures under the Trust Deeds in the same manner and to the same extent as though it were the absolute owner of the Debentures, and that the Trustee under the Trust Deeds shall act on the instructions and directions of the Pledgee as the holder of the Debentures on the basis set forth in the Trust Deeds.

5. Notwithstanding that the Debentures are expressed to be payable on demand, the Pledgee shall be entitled to demand payment of the Debentures and the Debentures and the Obligations Secured shall immediately become payable and the security constituted by the Trust Deeds shall immediately become enforceable only if an Event of Default occurs, is continuing and has not been waived and as a result payment or performance of part or all of the Obligations Secured is required or demanded.

6. The Pledgors shall pay to the Pledgee upon demand the amount of all reasonable expenses incurred by the Pledgee or the Trustee in recovering any Obligations Secured or in enforcing this Pledge Agreement or the Trust Deeds (including reasonable legal expenses on a solicitor and his own client basis and other expenses) with interest thereon from the date of the incurring of such expenses at the rate of 3.0% per annum above the prime rate of The Toronto-Dominion Bank from time to time in effect. For the purposes of this Pledge Agreement, "PRIME RATE" means the interest rate per annum publicly announced from time to time by The Toronto-Dominion Bank as being its reference rate then in effect for determining interest rates on commercial loans in Canadian dollars made by it in Canada.

7. Notwithstanding the terms of the Debentures relating to interest, interest shall not be calculated or payable at a rate greater than that provided for in connection with the Obligations Secured in the Secured Agreements.

8. If the Debentures and the Obligations Secured become payable and the security constituted by the Trust Deeds becomes enforceable in accordance with paragraph 5 above, the Pledgee, without notice, advertisement, demand for payment or any other formality (all of which are hereby waived by the Pledgors), (and without limiting the Pledgee's right referred to in paragraph 4 above) may retain or, subject to paragraph 10 hereof, sell by public or private sale or otherwise deal with the Debentures in such manner as the Pledgee thinks fit and the Pledgee may hold the proceeds in lieu of the Debentures if realized and appropriate the proceeds on account of all or any of the Obligations Secured as the Pledgee thinks fit.

9. The security constituted by this Pledge Agreement shall not be considered as satisfied or discharged by any intermediate payment of the whole or part of the Obligations Secured but shall constitute and be a continuing security for a current or running account and shall be in addition to and not in substitution for any other security now or hereafter held to secure the Obligations Secured. The remedies of the Pledgee under this Pledge Agreement may be exercised from time to time separately or in combination and are in addition to and not in substitution for any other rights of the Pledgee however created. The Pledgee may grant extensions of time or other indulgences, take and give up securities, accept compositions from and grant releases and discharges to the Pledgors and otherwise deal with the Pledgors and with the other parties, guarantors, sureties or securities held by the Trustee or the Pledgee as security for the Obligations Secured, all as the Trustee or the Pledgee may see fit without prejudices to the rights of the Pledgee hereunder.

10. The Pledgee acknowledges that the Debentures have been executed and delivered subject to this Pledge Agreement and as collateral security for the Obligations Secured and, accordingly, agrees that, in any realization proceeding in respect of the Debentures or the Trust Deeds, the Pledgee shall not claim and the Pledgors shall not be liable to pay the Pledgee or any subsequent holder of the Debentures any greater amount than the Obligations Secured and the Pledgee shall only be entitled to sell, assign, transfer or otherwise deal with the Debentures subject to and together with this Pledge Agreement and upon any assignee or transferee acknowledging and agreeing in writing that it shall be bound by the provisions of this Pledge Agreement as Pledgee.

11. This Pledge Agreement shall be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in such Province and shall be treated in all respects as a British Columbia contract. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of British Columbia and all courts competent to hear appeals therefrom.

12. This Pledge Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and, with respect to the Pledgee, its assigns. The Pledgee may only assign its interest in this Pledge Agreement in accordance with its right to assign its interest in the Syndicated Credit Agreement and upon the assignee agreeing in writing that it shall be bound by the provisions of this Pledge Agreement as Pledgee. None of the Pledgors may assign any benefit or obligation under this Pledge Agreement.

13. This Pledge Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and such counterparts together shall constitute one and the same agreement. For the purposes of this paragraph, the delivery of a facsimile copy of an executed counterpart of this Pledge Agreement shall be deemed to be valid execution and delivery of this Pledge Agreement, but each Pledgor delivering a facsimile copy shall deliver the original executed counterpart of this Pledge Agreement as soon as possible after delivering the facsimile copy.

14. This Pledge Agreement may be referred to as being dated 1 September 2001 or as of 1 September 2001, notwithstanding the actual date of execution.

         IN WITNESS WHEREOF the corporate seal of each of the Pledgors (other than Pacifica Papers K.K. and Norske Skog Canada Limited in its capacity as general partner of Pacifica Papers Co. Limited Partnership) has been affixed in the presence of, and this Pledge Agreement has been executed by, its duly authorized officer(s) or director(s), executing in such capacity and not in their personal capacity, as of the date first set forth above.

PACIFICA PAPERS SALES LTD.

                                        c/s

By: /s/ R. Leverton
    ----------------------------------------
    RALPH LEVERTON,
    Vice-President, Finance, Chief Financial
    Officer and Secretary

PACIFICA PAPERS SALES INC.

                                        c/s

By: /s/ R. Leverton
    ----------------------------------------
    RALPH LEVERTON,
    Secretary

PACIFICA PAPERS K.K.



By: /s/ P. Staiger
    ----------------------------------------
    PETER M. STAIGER,
    Director

PACIFICA PAPERS U.S. INC.

                                        c/s

By: /s/ R. Leverton
    ----------------------------------------
    RALPH LEVERTON,
    Secretary

PACIFICA POPLARS LTD.

                                        c/s

By: /s/ R. Leverton
    ----------------------------------------
    RALPH LEVERTON,
    Vice-President, Finance, Chief Financial
    Officer and Secretary

PACIFICA POPLARS INC.

                                        c/s

By: /s/ R. Leverton
    ----------------------------------------
    RALPH LEVERTON,
    Secretary

PACIFICA PAPERS CO. LIMITED PARTNERSHIP
By its General Partner:

         NORSKE SKOG CANADA LIMITED



         By: /s/ R. Leverton
             ----------------------------------------
             RALPH LEVERTON,
             Vice-President, Finance, Chief Financial
             Officer and Secretary

         By: /s/ P. Staiger
             ----------------------------------------
             PETER M. STAIGER,
             Treasurer



Acknowledged and agreed to as of the date first set forth above.

THE TORONTO-DOMINION BANK,
as Agent



By: /s/ F. Scott
    ---------------------------------
    Name: Frazer Scott
    Title: Vice President


By:
    ---------------------------------
    Name:
    Title: